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                                                                    Exhibit 1.2



                              THE GILLETTE COMPANY

                              GILLETTE CORENOTES(SM)
                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE

                             DISTRIBUTION AGREEMENT


                                                                 August 23, 2002


Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
4 World Financial Center, Floor 15
New York, New York  10080

Dear Sirs:

         The Gillette Company, a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Agent") with respect to the issue and sale from time to time by the Company of its Gillette CoreNotesSM Due Nine Months or More From the Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of April 11, 2002, as supplemented by that certain Second Supplemental Indenture, dated as of August 23, 2002, and as further amended or supplemented from time to time hereafter (collectively, the "Indenture"), between the Company and Bank One, N.A., as trustee (the "Trustee"). The Notes shall have the maturity ranges, interest rates and other terms set forth in the Prospectus (as defined below). As of the date hereof, the Company has authorized the issuance and sale of up to U.S.$500,000,000 aggregate initial offering price of Notes to or through the Agent pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agent pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

         This Agreement specifies terms and conditions on which Notes may be sold by the Company (i) to the Agent as principal for resale and (ii) directly to investors through the Agent as an agent of the Company in soliciting offers for the purchase of Notes.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-86336) and pre-effective amendments nos. 1 and 2 thereto for the registration of debt securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company has filed such post-effective amendments thereto as may be required prior to its acceptance of any offer for the purchase of Notes and each such post-effective amendment has been declared effective by the Commission.




 "CoreNotes(SM)" is a service mark of Merrill Lynch & Co., Inc.

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Such registration statement (as so amended, if applicable) is referred to herein as the "Registration Statement"; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and pricing supplement relating to the offering of Notes), in the form most recently furnished to the Agent for use in confirming sales of Notes, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to any acceptance by the Company of an offer for the purchase of Notes; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus furnished by the Company after the Registration Statement became effective and before any acceptance by the Company of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "disclosed", "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

SECTION 1.   APPOINTMENT AS AGENT.

         (a) APPOINTMENT. Subject to the terms and conditions stated herein, including, without limitation, the reservation by the Company of the right to sell Notes directly on its own behalf as set forth in Section 3(d) hereof, the Company hereby agrees with the Agent that the Notes will be sold exclusively to or through the Agent pursuant to the terms and conditions of this Agreement and that the Company will not appoint any other agents to act on the Company's behalf, or to assist the Company, in the placement of the Notes.

         (b) SALE OF NOTES. The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agent shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

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         (c) PURCHASES AS PRINCIPAL. Absent an agreement between the Agent and the Company for the Agent to act as an agent for the Company for the purpose of soliciting offers for the purchase of Notes from the Company, the Agent shall be deemed to be acting as principal in connection with any issuance and sale of Notes by the Company hereunder. Accordingly, the Agent may agree from time to time to purchase Notes from the Company as principal for resale to investors determined by the Agent; PROVIDED, HOWEVER, that the Agent shall not have any obligation to purchase Notes from the Company as principal except pursuant to any Terms Agreement (as hereinafter defined). Any purchase of Notes from the Company by the Agent as principal shall be made in accordance with Section 3(a) hereof.

         (d) SOLICITATIONS AS AGENT. From time to time, the Company and the Agent may agree that the Agent will act as agent for the Company for the purpose of soliciting offers to purchase Notes from the Company. When so agreed by the Company and the Agent, the Agent, acting solely as an agent for the Company and not as principal, shall use its reasonable efforts to solicit and receive offers to purchase Notes from the Company upon the terms and conditions set forth herein (including, without limitation, Section 3(b) hereof) and upon the terms communicated to the Agent from time to time by the Company at such times and in such amounts as the Company shall from time to time specify.

         (e) RELIANCE. The Company and the Agent agree that any Notes purchased from the Company by the Agent as principal shall be purchased, and any Notes the placement of which the Agent arranges as an agent of the Company shall be placed by the Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

         (f) COMMENCEMENT DATE. The documents required to be delivered pursuant to Section 5 hereof on the Commencement Date (as defined below) shall be delivered to the Agent at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m., on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agent and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Notes is commenced or on which the Agent first agrees to purchase Notes from the Company as principal (such time and date being referred to herein as the "Commencement Date").

SECTION 2.   REPRESENTATIONS AND WARRANTIES.

         (a) The Company represents and warrants to the Agent, as of the date hereof, as follows:

                  (i) DUE INCORPORATION, GOOD STANDING AND DUE QUALIFICATION OF THE COMPANY. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated hereby, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or


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         be in good standing would not result in a Material Adverse Effect (as hereinafter defined).

                  (ii) DUE INCORPORATION AND GOOD STANDING OF SUBSIDIARIES. Each of the Company's Significant Subsidiaries (as hereinafter defined) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization with power and authority to own its properties and conduct its business as described in the Prospectus, and, except as stated in the Prospectus or in any document incorporated by reference therein, all of the issued and outstanding shares of capital stock or partnership interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

                  (iii) REGISTRATION STATEMENT AND PROSPECTUS. The Company meets the requirements for use of Form S-3 under the 1933 Act; the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission and any request on the part of the Commission for additional information relating to the Registration Statements and the Notes has been complied with in all material respects; the Indenture has been duly qualified under the 1939 Act; at the respective times that the Registration Statement and any post-effective amendment thereto became effective, the Registration Statement and any such amendment thereto complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"); as of each Representation Date (as hereinafter defined) the Registration Statement and any post-effective amendment thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations; at the respective times that the Registration Statement and any post-effective amendment thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective, the Registration Statement and any such amendment thereto did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of each Representation Date, the Registration Statement does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations; as of the applicable date of the Prospectus and any amendment or supplement thereto, neither the Prospectus nor any such amendment or supplement thereto included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, as of each Representation Date, the Prospectus does not and will not include an untrue statement of


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         a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to
         (a) statements in or omissions from the Registration Statement or any amendment thereto or the preliminary prospectus or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by the Agent expressly for use in the Registration Statement or any amendment thereto or the preliminary prospectus or the Prospectus or any amendment or supplement thereto and (b) that part of the Registration Statement which constitutes the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1") under the 1939 Act.

                  (iv) INCORPORATED DOCUMENTS. The documents incorporated by reference in the Prospectus and any further documents so filed and incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission (a) complied when so filed or will comply when filed in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and (b) did not include when so filed or will not include when filed an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (v) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (vi) FINANCIAL STATEMENTS. Except as noted therein, the consolidated financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included in the Registration Statement and the Prospectus thereto, present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis throughout the periods involved; the supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in all material respects, as of the dates indicated, in accordance with GAAP the information required to be stated therein; the selected and consolidated financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly in all material respects, as of the dates indicated, the information shown therein and, unless otherwise indicated therein, have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and any pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus have been


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         prepared in accordance with the applicable requirements of the 1933
         Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, as applicable.

                  (vii) NO MATERIAL CHANGES. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (1) there has not been any material adverse change, or known development involving the reasonable likelihood of a prospective material adverse change, in the business, operations or financial condition of the Company and its consolidated subsidiaries taken as a whole (a "Material Adverse Effect"); and (2) neither the Company nor any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X under the 1933
         Act) (collectively, the "Significant Subsidiaries") has entered into any transaction or agreement, other than those in the ordinary course of business, material to the Company and its consolidated subsidiaries considered as one enterprise.

                  (viii) AUTHORIZATION, ETC. OF THIS AGREEMENT, THE INDENTURE AND THE NOTES. This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized, executed and delivered by the Company and will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the Notes will be substantially in the form contemplated by the Indenture; and each holder of Notes will be entitled to the benefits of the Indenture.

                  (ix) DESCRIPTIONS OF THE INDENTURE AND THE NOTES. The Indenture and the Notes conform and will conform in all material respects to the descriptions thereof contained in the Prospectus and are substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

                  (x) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or filed as required.

                  (xi) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its Significant Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its charter or by-laws or other organizational document


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         or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, which is material to the Company and its consolidated subsidiaries, taken as a whole, and to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, which is material to the Company and its consolidated subsidiaries, taken as a whole, except for violations and defaults which individually or in the aggregate would not result in a Material Adverse Effect; and the execution, delivery and performance by the Company of its obligations under this Agreement, the Indenture and the Notes and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, which is material to the Company and its consolidated subsidiaries, taken as a whole, and to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, which is material to the Company and its consolidated subsidiaries, taken as a whole, nor will any such action result in any violation of the provisions of the charter, by-laws or other organizational document of the Company or any of its Significant Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, its Significant Subsidiaries or any of their respective property or assets.

                  (xii) ABSENCE OF PROCEEDINGS. Other than as set forth or contemplated in the Prospectus or the documents incorporated by reference therein, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Significant Subsidiaries is, or, to the knowledge of the Company, threatened to be, a party or to which any property or assets of the Company or any of its Significant Subsidiaries is or, to the knowledge of the Company, threatened to be the subject, which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

                  (xiii) NO FILINGS, REGULATORY APPROVALS ETC. No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by the Company of its obligations under this Agreement, the Indenture and the Notes, except such filings, approvals, authorizations, consents, licenses, registrations, qualifications, orders or decrees as have been obtained under the 1933 Act and the 1939 Act and as may be required under state securities or blue sky laws in connection with the issuance and sale of the Notes and except for the filing of any Pricing Supplement (as hereinafter defined) under the 1933 Act.

                  (xiv) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds


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         therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

                  (xv) RATINGS. The Gillette CoreNotesSM Program under which the Notes are issued (the "Program") is rated "Aa3" by Moody's Investors Service, Inc. and "AA-" by Standard & Poor's Ratings Services, or such other rating as to which the Company shall have most recently notified the Agent pursuant to Section 4(a) hereof.

         (b) ADDITIONAL CERTIFICATIONS. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Agent or to counsel for the Agent pursuant to Section 5(c) or 7(b) hereof shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 3.   PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENT.

         (a) PURCHASES AS PRINCIPAL. Each tranche of Notes purchased from the Company by the Agent as principal shall be made in accordance with the terms of this Agreement and a separate agreement to be completed and agreed upon orally and promptly thereafter memorialized in writing (including by e-mail or facsimile transmission), substantially in form of Exhibit A hereto, by the Agent and the Company. Each such separate agreement is herein referred to as a "Terms Agreement". Each Terms Agreement shall specify any additional requests of the Agent for the delivery of an officers' certificate, opinion of counsel and/or comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof, respectively, in connection with the purchase of such Notes. The Agent's commitment to purchase Notes as principal as set forth in any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable Terms Agreement. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agent may engage the services of any broker or dealer in connection with the resale of the Notes purchased by it as principal or allow all or any portion of the discount received by it in connection with such purchases to any broker or dealer. Each date of delivery of and payment for Notes pursuant to a Terms Agreement is referred to herein as a "Settlement Date".

         (b) SOLICITATIONS AS AGENT. For the purpose of solicitations as agent, the Agent will use the preliminary prospectus or the Prospectus which has been most recently furnished to the Agent by the Company. The Agent will communicate to the Company, and confirm in writing (including by e-mail transmission), each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by the Agent. The Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company shall have the sole right to accept offers for the purchase of Notes and may reject any offer for the purchase of Notes, in whole or in part. The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. The Agent shall

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not have any liability to the Company in the event that any such purchase is not consummated for any reason other than, subject to the immediately following sentence, the obligation to repay the Company any commission paid by the Company to the Agent with respect thereto. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by the Agent on an agency basis and accepted by the Company, the Company shall (i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to the Agent any commission to which it would otherwise be entitled absent such default. The Company shall not be required to pay the Agent a commission in connection with any purchase of a Note which is not consummated other than as a result of a default by the Company of its obligations hereunder, including its obligation to deliver Notes to a purchaser whose offer has been accepted The Agent may engage the services of any broker or dealer in connection with solicitations of offers to purchase Notes. All Notes sold through the Agent as agent will be sold at 100% of their initial offering price unless otherwise agreed upon between the Company and the Agent.

         The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through the Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, but in any event not later than one business day after receipt of such instructions from the Company, the Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised the Agent that such solicitation may be resumed.

         Subject to the provisions of the first paragraph of this Section 3(b), the Company agrees to pay the Agent, as consideration for sales of Notes by the Company as a result of a solicitation made by the Agent as an agent of the Company, a commission equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of any such solicitation made by the Agent, as set forth in Schedule A hereto.

         (c) ADMINISTRATIVE PROCEDURES. The purchase price, interest rate or formula, maturity date and other terms of the Notes described in the form of Terms Agreement attached hereto as Exhibit A hereto (as applicable) shall be agreed upon between the Company and the Agent and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement"), substantially in the form attached hereto as Exhibit B, to be prepared by the Company in connection with each sale of Notes, whether under Section 3(a) or 3(b) of this Agreement. The Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Procedural details relating to the issuance and sale of, and solicitation of offer to purchase and payment for, the Notes, whether under Section 3(a) or 3(b) of this Agreement, are substantially set forth in the Administrative Procedures attached hereto as Exhibit C, as amended from time to time (the "Procedures"). The provisions of the Procedures shall apply to all transactions contemplated hereunder. The Agent and the Company agree to perform their respective duties and obligations specifically provided to be performed by them in the Procedures. The Procedures may only be amended by the agreement of the Company, the Agent and the Trustee.

         (d) RESERVATION OF COMPANY RIGHTS. Subject to Section 4(i) hereof, the Company reserves the right to sell, and may solicit and accept offers to purchase, Notes directly on its own behalf; PROVIDED, HOWEVER, that if at the time of any such sales the Agent is posting terms and

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conditions for the purchase and sale of the Notes, such sales shall be on substantially the same terms and conditions as then posted by the Agent; PROVIDED FURTHER, that in the case of any such sales not resulting from a solicitation made by the Agent, no commission shall be payable to the Agent with respect to such sales.

SECTION 4.   COVENANTS OF THE COMPANY.

         The Company covenants and agrees with the Agent as follows:

         (a) NOTICE OF CERTAIN EVENTS. During the term of this Agreement, the Company will notify the Agent immediately, and confirm such notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus (other than (x) the filing of any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes (including any Pricing Supplement) or relating solely to the offering of securities other than the Notes or (y) the Company's periodic filings with the Commission pursuant to the 1934 Act, the notification requirements for which are set forth in Section 4(b) below) (ii) the receipt of any comments from the Commission relating to the Registration Statements and the Notes, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information or (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any preliminary prospectus, or of the initiation of any proceedings for that purpose or (v) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to promptly obtain the lifting thereof.

         (b) FILING OR USE OF AMENDMENTS. During the term of this Agreement, the Company will, in the case of any filing with the Commission under the 1933 Act or otherwise, or will use reasonable efforts to, in the case of any periodic filing with the Commission under the 1934 Act, give the Agent advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than the filing of any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes (including any Pricing Supplement) or relating solely to the offering of securities other than the Notes).

         (c) DELIVERY OF THE REGISTRATION STATEMENT. The Company will deliver to the Agent, if requested and without charge, a signed and conformed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and a signed and conformed copy of all consents and certificates of experts.

The Registration Statement and each amendment thereto furnished to the Agent will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) DELIVERY OF THE PROSPECTUS. The Company will deliver to the Agent as many copies of each preliminary prospectus as the Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Agent such number of copies of the Prospectus (as amended or supplemented) as the Agent may reasonably request.

         (e) PREPARATION OF PRICING SUPPLEMENTS. The Company will prepare, with respect to any Notes to be sold to or through the Agent pursuant to this Agreement, a Pricing Supplement, substantially in the form attached hereto as Exhibit B. Subject to the provisions of the Procedures, the Company will deliver such Pricing Supplement to the Agent no later than 11:00 a.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b) under the 1933 Act.

         (f) REVISIONS OF PROSPECTUS -- MATERIAL CHANGES. If at any time during the term of this Agreement, any event shall occur or condition shall exist as a result of which it is necessary to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agent to cease the solicitation of offers for the purchase of Notes in its capacity as agent and to cease sales of any Notes it may then own as principal, and, if so notified, the Agent shall cease such solicitations and sales as soon as practicable, but in any event not later than one business day after receipt of notice from the Company, and the Company, unless the Company determines, in its sole discretion and at a time when the Agent shall not then be holding any Notes purchased from the Company as principal, to suspend the Program, will promptly prepare and file with the Commission, subject to Section 4(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Agent, without charge, such number of copies of such amendment or supplement as the Agent may reasonably request. In addition, the Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

         (g) USE OF PROCEEDS. The Company will use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

         (h) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

         (i) RESTRICTION ON OFFERS AND SALES OF SECURITIES. Unless otherwise agreed upon between the Agent, acting as principal, and the Company, between the date of a Terms Agreement and the related Settlement Date, the Company will not, without the prior written consent of the Agent, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, principally to retail investors in the United States any debt securities of the Company having terms, including, without limitation, maturity dates, substantially similar to the Notes being sold under such applicable Terms Agreement. Notwithstanding the foregoing, the Company may sell its commercial paper in the ordinary course of business.

         (j) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Agent, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agent may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Notes have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Notes. The Company will promptly advise the Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding, known to the Company, for such purpose.

SECTION 5.   CONDITIONS OF THE AGENT'S OBLIGATIONS.

         The obligations of the Agent hereunder are subject to the following conditions, each of which shall be satisfied as of the Commencement Date: (i) the accuracy of the representations and warranties of the Company herein contained or contained in any certificate of an officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof at and as of the Commencement Date and (ii) the performance and observance by the Company of its covenants and other obligations hereunder to be performed at or prior to the Commencement Date, and to the following additional conditions:

         (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agent.

         (b) LEGAL OPINIONS. The Agent shall have received the following legal opinions, dated as of the Commencement Date, and in form and substance reasonably satisfactory to the Agent:

                          (1) OPINION OF COUNSEL FOR THE COMPANY. The favorable
                  opinion of the General Counsel, Deputy General Counsel or an Assistant General Counsel of the Company, or other counsel reasonably satisfactory to the Agent, to the effect set forth in Exhibit D hereto.

                           (2) OPINION OF COUNSEL FOR THE AGENT. The favorable
                  opinion of Sidley Austin Brown & Wood LLP, counsel for the Agent, with respect to the matters set forth in paragraphs 1, 4, 5, 7, 8, 12, 13 and 15 of Exhibit D hereto.

         (c) OFFICER'S CERTIFICATE. There shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect, and the Agent shall have received a certificate of the Company, signed by the Treasurer and Secretary of the Company, dated as of the Commencement Date, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties of the Company herein contained are true and correct with the same force and effect as though expressly made at and as of the Commencement Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Commencement Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

         (d) COMFORT LETTER OF KPMG, LLP. The Agent shall have received a letter from KPMG, LLP, dated as of the Commencement Date, in form and substance reasonably satisfactory to the Agent, to the effect set forth in Exhibit E hereto.

         (e) ADDITIONAL DOCUMENTS. Counsel to the Agent shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Agent and to counsel to the Agent.

SECTION 6.   DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH THE AGENT AS AGENT.

         Delivery of Notes sold through the Agent as an agent of the Company shall be made by the Company to the Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Agent shall promptly notify the Company and deliver such Note to the Company and, if the Agent has theretofore paid the Company for such Note, the Company will promptly return such funds, to the extent previously paid by the Agent, to the Agent.

SECTION 7.   ADDITIONAL COVENANTS OF THE COMPANY.

         The Company further covenants and agrees with the Agent as follows:

         (a) REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each (i) acceptance by the Company of an offer for the purchase of Notes (whether to the Agent as principal or through the Agent as agent) (the dates of each such acceptance, the "Acceptance Dates"), and each delivery of Notes (whether to the Agent as principal or through the Agent as agent) (the dates of each such delivery, the "Delivery Dates") and (ii) filing of an amendment or supplement to the Registration Statement or the Prospectus (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes (including the filing of any Pricing Supplement) or relating solely to the offering of securities other than the Notes) (the dates of each such filing, a "Filing Date", and together with the Acceptance Dates, the Delivery Dates and the Commencement Date, the "Representation Dates") shall be deemed to be an affirmation to the Agent that the representations and warranties of the Company herein contained and contained in any certificate theretofore delivered to the Agent pursuant hereto are true and correct at the time of such acceptance, delivery, sale or filing, as the case may be, as though made at and as of such date (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) SUBSEQUENT DELIVERY OF CERTIFICATES. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by (x) an amendment or supplement providing solely for the determination of the variable terms of the Notes (including the filing of any Pricing Supplement) or relating solely to the offering of securities other than the Notes, (y) unless otherwise expressly and reasonably requested by the Agent, the filing of the Company's Current Reports on Form 8-K with the Commission pursuant to the 1934 Act or (z) amendments or supplements relating to earnings statements or other general public interim or annual financial statement information to the extent not included in the Company's Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K filed with the Commission pursuant to the 1934 Act), unless, subject to the immediately following sentence, the Company has suspended the solicitation of offers to purchase Notes pursuant to Section 3(b) hereof,
(ii) the Company sells Notes to the Agent as principal and solely to the extent reasonably requested by the Agent and specified pursuant to Section 3(a) hereof in the applicable Terms Agreement or (iii) the Company sells Notes in a form not previously certified to the Agent by the Company, the Company shall furnish or cause to be furnished to the Agent, forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form reasonably satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 5(c) hereof which were last furnished to the Agent are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(c) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no Material Adverse Effect since the date of the agreement by the Agent to purchase Notes from the Company as principal). In the event that the Company is not required to fulfill any obligations set forth in the immediately preceding sentence that it may have because the Company has suspended the solicitation of offers to purchase Notes pursuant to

Section 3(b) hereof, the Company shall fulfill any such obligations at such time as the Company has advised the Agent that solicitation may be resumed pursuant to Section 3(b) hereof.

         (c) SUBSEQUENT DELIVERY OF LEGAL OPINIONS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by (x) an amendment or supplement providing solely for the determination of the variable terms of the Notes (including the filing of any Pricing Supplement) or relating solely to the offering of securities other than the Notes, (y) unless otherwise expressly and reasonably requested by the Agent, the filing of the Company's Current Reports on Form 8-K with the Commission pursuant to the 1934 Act or (z) amendments or supplements relating to earnings statements or other general public interim or annual financial statement information to the extent not included in the Company's Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K filed with the Commission pursuant to the 1934 Act), unless, subject to the immediately following sentence, the Company has suspended the solicitation of offers to purchase Notes pursuant to Section 3(b) hereof,
(ii) the Company sells Notes to the Agent as principal and solely to the extent reasonably requested by the Agent and specified pursuant to Section 3(a) hereof in the applicable Terms Agreement or (iii) the Company sells Notes in a form not previously opined to the Agent by the Company, the Company shall furnish or cause to be furnished forthwith to the Agent the written opinion of the General Counsel, Deputy General Counsel or an Assistant General Counsel of the Company, or other counsel satisfactory to the Agent, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance reasonably satisfactory to the Agent, of the same tenor as the opinion referred to in Section 5(b)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance). In the event that the Company is not required to fulfill any obligations set forth in the immediately preceding sentence that it may have because the Company has suspended the solicitation of offers to purchase Notes pursuant to Section 3(b) hereof, the Company shall fulfill any such obligations at such time as the Company has advised the Agent that solicitation may be resumed pursuant to Section 3(b) hereof.

         (d) SUBSEQUENT DELIVERY OF COMFORT LETTERS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by (x) an amendment or supplement providing solely for the determination of the variable terms of the Notes (including the filing of any Pricing Supplement) or relating solely to the offering of securities other than the Notes, (y) unless otherwise expressly and reasonably requested by the Agent, the filing of the Company's Current Reports on Form 8-K with the Commission pursuant to the 1934 Act or (z) amendments or supplements relating to earnings statements or other general public interim or annual financial statement information to the extent not included in the Company's Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K filed with the Commission pursuant to the 1934 Act), unless, subject to the immediately following sentence, the Company has suspended the solicitation of offers to purchase Notes pursuant to Section 3(b) hereof or (ii) the Company sells Notes to the Agent as principal and solely to the extent reasonably requested by the Agent and specified pursuant to Section 3(a) hereof in the applicable Terms Agreement, the Company shall cause KPMG, LLP or its then engaged accounting firm forthwith to furnish to the Agent a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form reasonably satisfactory to the Agent, of the same tenor as the letter referred to in Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than three business days prior to the date of such letter; PROVIDED, HOWEVER, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 5(d) hereof which was last furnished to the Agent. In the event that the Company is not required to fulfill any obligations set forth in the immediately preceding sentence that it may have because the Company has suspended the solicitation of offers to purchase Notes pursuant to Section 3(b) hereof, the Company shall fulfill any such obligations at such time as the Company has advised the Agent that solicitation may be resumed pursuant to Section 3(b) hereof.

SECTION 8.   INDEMNIFICATION.

         (a) INDEMNIFICATION OF THE AGENT. The Company agrees to indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

         PROVIDED, HOWEVER, that this indemnity agreement shall not apply to (A) any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and (B) any loss, liability, claim, damage or expense that results from the fact that the Agent sold Notes to a person to whom there was not sent or given, at or prior to the earlier of either the mailing or delivery of the written confirmation of such sale or the delivery of such Notes to such person, a copy of the Prospectus as then amended or supplemented (excluding the documents incorporated therein by reference), if the Company has previously furnished copies thereof to the Agent in a sufficient amount of time in advance of such mailing or delivery to allow the Agent to mail or deliver such copies to such person and, as of the date of such mailing or delivery, such Prospectus as then amended or supplemented did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS. The Agent agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the Agent and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified shall be selected by the Company. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof, other than reasonable costs of investigation.

         No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 9.   CONTRIBUTION.

         If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Agent, on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company, on the one hand, and the Agent, on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discount or commission received by the Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

         The relative fault of the Company, on the one hand, and the Agent, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 9, (i) the Agent shall not be required to contribute any amount in excess of the amount by which the total discount or commission received by the Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 9, each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Agent, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

SECTION 10.  PAYMENT OF EXPENSES.

         The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

         (a) The preparation, filing, printing and delivery of the Registration Statement as originally filed and all pre-effective amendments thereto and all periodic reports of the Company filed with the Commission pursuant to the 1934 Act;

         (b) The preparation, printing and delivery of the Indenture;

         (c) The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

         (d) The fees and disbursements of the Company's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee and its counsel;

         (e) The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

         (f) The fees and expenses incurred in connection with any listing of Notes on a securities exchange; and

         (g) Any advertising and other out-of-pocket expenses of the Agent, the expense of which has been previously approved by the Company in writing.

         It is understood, however, that except as provided in this Section 10 and Sections 8 and 9 hereof, the Agent shall pay all other costs and expenses incurred by it, including:

         (a) The filing fees incident to, and the fees and disbursements of counsel to the Agents in connection with the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD"); and

         (b) Any advertising and other out-of-pocket expenses of the Agent, the expense of which has not been previously approved by the Company in writing.

SECTION 11.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or any controlling person of the Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for the Notes.

SECTION 12.  TERMINATION.

         (a) TERMINATION OF THIS AGREEMENT. This Agreement (excluding any Terms Agreement) may be terminated for any reason, at any time by either the Company or the Agent, upon the giving of 30 days' prior written notice of such termination to the other party hereto.

         (b) TERMINATION OF AGREEMENT TO PURCHASE NOTES AS PRINCIPAL. The Agent may terminate any Terms Agreement, immediately upon notice to the Company, at any time on or prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, a Material Adverse Effect, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, (iv) a banking moratorium has been declared by either Federal or New York authorities, (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company as of the date of such Terms Agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Program or any such debt securities or (vi) there shall have come to the attention of the Agent any facts that would cause the Agent to believe that the Prospectus, at the time that is was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

         (c) GENERAL. In the event this Agreement is terminated, neither party will have any liability to the other party hereto, except that (i) the Agent shall be entitled to any commissions earned in accordance with Section 3(b) hereof, (ii) if at the time of termination (a) the Agent shall own any Notes purchased by it from the Company as principal or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be and (iii) the provisions of
Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect. In the event this Agreement is terminated, the Company shall retain the sole right to accept any then outstanding offers for the purchase of Notes and may reject any then outstanding offers for the purchase of Notes, in whole or in part. In the event any Terms Agreement is terminated, neither party will have any liability to the other party hereto, except that the Agent shall be entitled to any commissions earned in accordance with Section 3(b) hereof.

SECTION 13.  NOTICES.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Company:

                  The Gillette Company
                  Prudential Tower Building
                  Boston, Massachusetts  02199
                  Attention: Director - Capital Markets, Treasury Operations Telecopy No.: (617) 421-7699

         If to the Agent:

                  Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated
                  4 World Financial Center, Floor 15
                  New York, New York  10080
                  Attention:  MTN Product Management
                  Telecopy No.:  (212) 449-2234

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.  PARTIES.

         This Agreement shall inure to the benefit of and be binding upon the Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned, in whole or in part, by either party, without the prior written consent of the other party.

SECTION 15.  GOVERNING LAW; FORUM.

         THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST THE AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

SECTION 16.  EFFECT OF HEADINGS.

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17.  COUNTERPARTS.

         This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

         If the foregoing is in accordance with the Agent's understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

                                     Very truly yours,

                                     THE GILLETTE COMPANY


                                     By: /s/ Gian Camuzzi
                                         ---------------------------------------
                                     Name:   Gian Camuzzi
                                     Title:  Vice President and Treasurer


CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By: /s/ Scott Primrose
   ------------------------------------
   Name:   Scott Primrose
   Title:  Authorized Signatory

                                   SCHEDULE A

         The Company shall pay the Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below.

                                                                 PERCENT OF
MATURITY RANGES                                                PRINCIPAL AMOUNT
---------------                                                ----------------

From 9 months to less than 1 year...........................        .20%

From 1 year to less than 18 months..........................        .20%

From 18 months to less than 2 years.........................        .20%

From 2 years to less than 3 years...........................        .40%

From 3 years to less than 4 years...........................        .625%

From 4 years to less than 5 years...........................        .75%

From 5 years to less than 6 years...........................        1.00%

From 6 years to less than 7 years...........................        1.10%

From 7 years to less than 10 years..........................        1.20%

From 10 years to less than 12 years.........................        1.50%

From 12 years to less than 15 years.........................        1.75%

From 15 years to less than 20 years.........................        2.00%

From 20 years to 30 years...................................        2.50%

Greater than 30 years.......................................        ____*



----------------------------
* As agreed to by the Company and the Agent at the time of sale.

                                    Sch A-1

                                                                       EXHIBIT A

                             FORM OF TERMS AGREEMENT

The Gillette Company
Prudential Tower Building
Boston, Massachusetts  02199

The undersigned agrees to purchase the following aggregate principal amount of
Notes:


$____________



The terms of such Notes shall be as follows:



         Interest Rate:

         Interest Payment Dates:

         Initial Redemption Date, if applicable:

         Optional Repayment Date(s), if any:

         Survivor's Option:

         Original Issue Date:

         Stated Maturity Date:

         Purchase Price:

         Price to the Public (% of Principal Amount):

         Purchasing Agent's Discount/Commission:

         Net Proceeds to the Company:

         Trade Date:

         Settlement Date (which shall be the same as the Original Issue Date):

         If a Discount Note, the Total Amount of Original Issue Discount, the Yield to Maturity and the Initial Accrual Period of Original Issue
         Discount:

         Additional/Other Terms:



                                MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                        INCORPORATED



                                By: ______________________________________
                                Authorized Signatory

ACCEPTED

THE GILLETTE COMPANY



---------------------------------
Name:
Title:

                                                                       EXHIBIT B


[GILLETTE LOGO]                                                   FILED UNDER RULE 424(b)(2), REGISTRATION STATEMENT NO. 333-86336
$500,000,000                                                         Pricing Supplement No. __ - dated ________________ ___, 200__
Gillette CoreNotes(sm)                        (To Prospectus dated July 10, 2002, and Prospectus Supplement dated August 23, 2002)

-----------------------------------------------------------------------------------------------------------------------------------
                                                PURCHASING         PROCEEDS,                    INTEREST
                      AGGREGATE                  AGENT'S            BEFORE         INTEREST      PAYMENT      STATED
                      PRINCIPAL   PRICE TO       DISCOUNT/       EXPENSES, TO        RATE       FREQUENCY    MATURITY  SURVIVOR'S
CUSIP NUMBER           AMOUNT     PUBLIC(1)    COMMISSION(1)      GILLETTE(1)     PER ANNUM   (BEGIN DATE)     DATE      OPTION
-----------------------------------------------------------------------------------------------------------------------------------
  ________            $________    ________%      ________%       ________%        ________%     ________    ________   [Yes/No]
                                                                                                 ________
REDEMPTION INFORMATION:
OTHER/ADDITIONAL PROVISIONS:
-----------------------------------------------------------------------------------------------------------------------------------
  ________            $________    ________%      ________%       ________%        ________%     ________    ________   [Yes/No]
                                                                                                 ________
REDEMPTION INFORMATION:
OTHER/ADDITIONAL PROVISIONS:
-----------------------------------------------------------------------------------------------------------------------------------
  ________            $________    ________%      ________%       ________%        ________%     ________    ________   [Yes/No]
                                                                                                 ________
REDEMPTION INFORMATION:
OTHER/ADDITIONAL PROVISIONS:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                MERRILL LYNCH & CO.
The Gillette Company         Trade Date:                                                                        Purchasing Agent
Prudential Tower Building    Original Issue Date:
Boston, MA  02199            Minimum Denominations/Increments:  $1,000/$1,000                                   Acting as
                             Original Issue Discount Note:  [Yes/No]                                            [Principal/Agent]
                             All trades settle without accrued interest and clear SDFS:  DTC Book-Entry only
                             Merrill Lynch DTC Participant Number:  5132

                             (1)  Expressed as a percentage of the aggregate principal amount.
                             "CoreNotes(sm)" is a service mark of Merrill Lynch & Co., Inc.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT C


                              THE GILLETTE COMPANY

               Administrative Procedures for Gillette CoreNotes(SM)
                 Due Nine Months or More from the Date of Issue


                                                                 August 23, 2002

                                  -------------

         Gillette CoreNotes(SM) Due Nine Months or More from the Date of Issue (the "Notes") are being offered on a continuing basis by The Gillette Company (the "Company"). The Notes will be sold to or through Merrill Lynch, Pierce, Fenner & Smith Incorporated, as purchasing agent (the "Purchasing Agent" or "Merrill Lynch") pursuant to a Distribution Agreement, to be dated as of August 23, 2002, between the Company and Merrill Lynch (the "Distribution Agreement") and, if applicable, one or more terms agreements, substantially in the form attached to the Distribution Agreement as Exhibit A (each, a "Terms Agreement"). The Notes, if purchased by the Purchasing Agent as principal, will be resold by the Purchasing Agent to (i) customers of the Purchasing Agent or (ii) selected broker-dealers (the "Selling Group") for distribution to their customers pursuant to a Master Selected Dealers Agreement (the "Dealers Agreement"). The Notes will be unsecured and unsubordinated debt and have been registered with the Securities and Exchange Commission (the "SEC"). Bank One, N.A. (the "Trustee") is the trustee under the Indenture, dated as of April 11, 2002, as supplemented by that certain Second Supplemental Indenture, to be dated as of August 23, 2002, and as further amended or supplemented from time to time hereafter (collectively, the "Indenture"), between the Company and the Trustee covering the Notes.

         The Notes will be issued in book-entry form and represented by one or more fully registered global notes without coupons (each, a "Global Note") held by the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC. Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus. Each Note will have the maturity ranges, interest rates and other terms set forth in the relevant Pricing Supplement (as defined in the Distribution Agreement).

         Administrative procedures and specific terms of the offering are explained below. These administrative procedures are intended to be a general guide to the operation of the Program (as defined in the Distribution Agreement). The actual operational procedures and Settlement Procedures (as defined below) for a particular offering of Notes may differ from time to time. Administrative responsibilities will be handled for the Company by its Treasurer's Office; accountable document control and record-keeping responsibilities will be performed by the Company's Treasury Control Department.

         Notes will be issued in accordance with the administrative procedures set forth herein, as they may be subsequently amended as a result of changes in DTC's operating procedures. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Distribution Agreement, the Prospectus, the Prospectus Supplement (the Prospectus and the Prospectus Supplement, in each case, as most recently amended or supplemented, are, together, hereinafter referred to as the "Prospectus") or the applicable Pricing Supplement, the relevant provisions of the Notes, the Indenture, the Distribution Agreement, the Prospectus or the Pricing Supplement, as the case may be, shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Distribution Agreement, the Prospectus or in the Indenture.

                 PROCEDURES FOR NOTES ISSUED IN BOOK ENTRY FORM



         In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, to be dated as of August 23, 2002, and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement"), dated as of May 26, 1989, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS"). The procedures set forth below may only be amended by the agreement of the Company, the Purchasing Agent and the Trustee.

Maturities:       Each Note will have a maturity of nine months or more from the date of issue (the "Stated Maturity Date"), as specified in the applicable Pricing Supplement, unless the principal of the Note, or any installment of principal, becomes due and payable prior to the Stated Maturity Date. This could happen as a result of the declaration of acceleration of maturity, redemption at the option of the Company, or repayment at the option of the purchaser (or its authorized representative).
                  The applicable Pricing Supplement will state whether the Notes are subject to redemption or repayment prior to their Stated
                  Maturity at the option of the Company or the purchaser (or its authorized representative), respectively, and specify the date or dates (respectively, a "Redemption Date" and "Repayment
                  Date") on which such redemption or repayment may be made.

Issuance:         All Notes having the same terms, including the same Original
                  Issue Date (as hereinafter defined), interest rate, interest payment frequency, Stated Maturity Date, and redemption and repayment terms, if any, will be represented initially by a single Global Note. Each Global Note will be dated and issued as of the date of its authentication by the Trustee.

                  Each Global Note will bear an original issue date (the "Original Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon registration of transfer, exchange or substitution of an original Note, regardless of their dates of authentication.

Identification:   The Company has received from the CUSIP Service Bureau (the
                  "CUSIP Service Bureau") of Standard & Poor's Corporation
                  ("Standard & Poor's") one series of CUSIP numbers consisting of approximately 900 CUSIP numbers for future assignment to Global Notes representing Notes. The Company will provide DTC and the Trustee with a list of such CUSIP numbers. The Company will assign CUSIP numbers as described below under Settlement
                  Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to

                  Global Notes and the Company, if it deems necessary, will reserve additional CUSIP numbers for assignment to Global Notes representing Notes and will provide the Trustee and DTC with the list of additional CUSIP numbers so obtained.

Registration:     Unless otherwise specified by DTC, each Global Note will be registered in the name of CEDE & Co., as nominee for DTC, on the Security Register maintained under the Indenture by the Trustee. The beneficial owner of a Note (i.e., an owner of a beneficial interest in a Global Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner of such Note in the account of such Participants. The ownership interest of such beneficial owner's interest will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:        Transfers of interests in a Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such interests.

Exchanges:        The Trustee, at the Company's request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more
                  Global Notes Outstanding on such date that represent Notes having the same terms (except that Original Issue Dates need not be the same) and for which interest has been paid to the same date and which otherwise constitute Notes of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes, on which such Global Notes shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number. The CUSIP numbers of the exchanged
                  Global Notes will, in accordance
                  with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $400,000,000 in aggregate principal or face amount, one replacement Global Note will be authenticated and issued to represent each $400,000,000 of principal or face amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes
                  (See "Denominations" below).

Issue Price:      Unless otherwise specified in an applicable Pricing
                  Supplement, each Note will be issued at the percentage of the initial offering price specified in the Prospectus relating to such Note.

Denominations:    Notes will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.
                  Global Notes will be denominated in principal or face amounts not in excess of $400,000,000. If one or more Notes having an aggregate principal or face amount in excess of $400,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $400,000,000 principal or face amount of such Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such Note or Notes. In such a case, each of the Global Notes representing such Note or Notes shall be assigned the same CUSIP number.

Interest:         GENERAL. Each Note will bear interest at a fixed rate per
                  annum set forth thereon and specified in the applicable
                  Pricing Supplement. The interest rates the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

                  Each Note will bear interest from and including its Original Issue Date until the principal amount thereof is paid, or otherwise made available for payment, in full. Interest on each Note will accrue from and including its Original Issue Date for the first interest period and from and including the most recent Interest Payment Date to which interest has been paid or otherwise made available for payment for all subsequent interest periods. Except as set forth hereafter, each payment of interest on a Note will include interest accrued to but excluding, as the case may be, the applicable Interest Payment Date or the date of Maturity.

                  DTC will arrange for each pending deposit message described under Settlement Procedure "C" below to be transmitted to Standard & Poor's which will use the information in the message to include certain terms of the related Global Note in the appropriate daily bond report published by Standard & Poor's.

                  INTEREST PAYMENTS. Unless otherwise specified in the applicable Pricing Supplement, Interest on each Note will be payable either monthly, quarterly, semiannually or annually on each Interest Payment Date and at Maturity to the persons in whose names the Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; PROVIDED, HOWEVER, that Interest payable at Maturity will be payable to the Person to whom the principal of such
                  Note is payable. The Regular Record Date with respect to any Interest Payment Date will be the first day of the calendar month in which the related Interest Payment Date occurs. Unless otherwise indicated in the applicable Pricing Supplement, the first Interest Payment Date for a Global Note originally issued between an Interest Payment Date and the related Regular Record Date shall be the Interest Payment Date next following such Interest Payment Date.

                  The specific terms of each such Note will be set out in detail in the applicable Pricing Supplement. The "Interest Payment Dates" for Notes will be as follows:

                  INTEREST PAYMENT  INTEREST PAYMENT DATES
                  FREQUENCY
                  Monthly:          15th day of each calendar month, beginning
                                    in the first calendar month following the
                                    month in which the Note was issued.
                  Quarterly:        15th day of every third month, beginning in
                                    the third calendar month following the month
                                    in which the Note was issued.
                  Semiannual:       15th day of every sixth month, beginning in
                                    the sixth calendar month following the month in which the Note was issued.
                  Annual:           15th day of every twelfth month, beginning
                                    in the twelfth calendar month following the month in which the Note was issued.

Calculation of    Interest on each Note (including payments for partial periods)
Interest:         will be calculated on the basis of a 360-day year of twelve
                  30-day months.

Business Day:     "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

Redemption/       Notes are subject to redemption or repayment prior to their
Repayment:        Stated Maturity only as described in the Prospectus and the applicable Pricing Supplement. Unless a Note indicates that the survivor's option shall not apply, the survivor's option shall be deemed to apply to any such Note.

Payments of       PAYMENTS OF INTEREST ONLY.  Promptly after each Regular Record
Principal and     Date, the Trustee will deliver to the Company and DTC a
Interest:         written notice specifying by CUSIP number the amount of
                  interest to be paid on each Global Note on the following
                  Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's. On such Interest Payment Date, the Company will pay to the Trustee in immediately available funds, and the Trustee in turn will pay to DTC, such total amount of interest due at the times and in the manner set forth below under "Manner of Payment." If any Interest Payment
                  Date for any Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no additional interest shall accrue on such payment made on that next succeeding Business Day.

                  PAYMENTS AT MATURITY. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Note representing Notes maturing or subject to redemption or repayment in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity of such Global Note. At Maturity, the Company will pay to the Trustee in immediately available funds, and the Trustee in turn will pay to DTC, the principal of such Global Note, together with any interest due at such Maturity at the times and in the manner set forth below under "Manner of Payment." If the Maturity of a Global Note does not occur on a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no additional interest shall accrue on such payment made on that next succeeding Business Day. Promptly after payment by the Company of the principal and interest due at Maturity of such Global Note and all other Notes represented by such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the Indenture and so advise the Treasurer's Office of the Company.

                  MANNER OF PAYMENT. The total amount of principal and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds for use by the Trustee on such date. For payments at Maturity: prior to 11:00 A.M., New York City time, on such date or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between the Trustee and DTC, in funds available for immediate use by DTC, each payment of principal and interest due in U.S. dollars on a Global Note on such date. For Interest Payment Dates (other than at

                  Maturity): the Trustee will pay DTC each payment of interest in U.S. dollars in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such payment date (whether at Maturity or on an Interest Payment Date), DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment in U.S. dollars by DTC of the principal of or interest on, the Notes to such Participants.

                  WITHHOLDING TAXES. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for     The Company and the Purchasing Agent will discuss,
Rate Setting      from time to time, the aggregate  principal amounts of,
and Posting:      the Stated Maturity Dates, the prices to the public and the interest rates to be borne by Notes that may be sold as a result of the solicitation of orders by the Purchasing Agent.
                  If the Company decides to set interest rates borne by any Notes in respect of which the Purchasing Agent is to solicit orders (the setting of such interest rates to be referred to herein as "Posting") or if the Company decides to change interest rates previously posted, it will promptly advise the Purchasing Agent of the prices and interest rates to be posted. The Company will assign a separate CUSIP number for each tranche of Notes to be posted, and will so advise and notify the Trustee and Purchasing Agent of said assignment in writing (including by facsimile or e-mail transmission). The
                  Purchasing Agent will, in turn, include the assigned CUSIP number on all Posting notices communicated to Selling Group members.

Offering of       In the event that there is a Posting, the Purchasing Agent
Notes:            will communicate to each Selling Group member the terms of each tranche of Notes that is the subject of the Posting, including, without limitation, the aggregate principal amount, the Stated Maturity Date, the price to the public and the interest rate. Thereafter, the Purchasing Agent, along with the Selling Group, will solicit offers to purchase the Notes accordingly.

Purchase of       No later than 1:00 p.m. (New York City time) on the fourth day
Notes by the      subsequent to the day on which such Posting occurs, or if such
Purchasing        fourth day is not a Business Day, on the preceding Business
Agent as          Day, or on such other Business Day and time as shall be
Principal:        mutually agreed upon by the Company and the Purchasing Agent
                  (any such day, a "Trade Date"), the Purchasing Agent will confirm to the Company in writing (including by facsimile or e-mail transmission) for each tranche of Notes that the Purchasing Agent is offering to purchase as principal the terms of such offer as set forth in the form of terms agreement attached to the Distribution Agreement as Exhibit A.
                  For purposes of the Distribution Agreement and these administrative procedures, such written confirmation, if accepted by the Company as described under the heading
                  "Acceptance and Rejection of Orders" below, will constitute a "Terms Agreement."

Purchase of       If agreed upon by the Purchasing Agent and the Company, the
Notes through     Purchasing Agent, acting  solely as agent for the Company and
the Agent         not as principal, will solicit offers for the purchase of
Acting as Agent:  Notes. The Purchasing Agent has the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection will not be deemed a breach of the Purchasing Agent's agreement contained in the Distribution Agreement. In accordance with the procedures described under Settlement Procedure "A" below, the Purchasing Agent will promptly communicate to the Company, and confirm in writing (including by facsimile or e-mail transmission), each offer for the purchase of Notes solicited and received by it on an agency basis other than those offers rejected by the Purchasing Agent in the reasonable exercise of its discretion.

Acceptance and    Upon receipt from the Purchasing Agent of an offer to purchase
Rejection of      Notes as principal as described under the heading "Purchase of
Orders:           Notes by the Purchasing Agent as Principal" above, the
                  Company will no later than 4:00 p.m. (New York City time) of the day on which the Company receives such offer (i) confirm to the Purchasing Agent in writing (including by facsimile or e-mail transmission) its acceptance, in whole or in part, of such offer to purchase as principal the Notes of a particular tranche or (ii) inform the Purchasing Agent in writing
                  (including by facsimile or e-mail transmission) that its offer to purchase as principal the Notes of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the participating Selling Group members of the action taken by the Company.

                  The Company has the sole right to accept all orders to purchase Notes (whether from the Purchasing Agent as principal or through the Purchasing Agent as agent) and may reject any such order in whole or in part.

                  No order for less than $1,000 principal amount of Notes will be accepted.

Preparation       If any offer to purchase a Note is accepted by the Company,
of Pricing        the Company will prepare a Pricing Supplement (substantially
Supplement:       in the form attached to the Distribution Agreement as
                  Exhibit B) to the Prospectus reflecting the terms of such Note. The Company will (i) file any such Pricing Supplement with the SEC in accordance with the applicable paragraph of Rule 424(b) under the Act and (ii) subject to the immediately following sentence, no later than 11:00 a.m., New York City time, on the Business Day following the Trade Date, deliver to the Purchasing Agent a copy of such Pricing Supplement in PDF format by e-mail to the following addresses:
                  mtnsuppl@na2.us.ml.com, agenther@exchange.ml.com and gkobes@exchange.ml.com. If Settlement Procedures "A" and "B" below with respect to a particular offer are not completed on or before the respective times set forth under the heading
                  "Settlement Procedures Timetable" below, the Company will deliver to the Purchasing Agent a copy of such Pricing
                  Supplement in the manner described in clause (ii) of the immediately preceding sentence no later than 11:00 a.m., New
                  York City time, on the Business Day following the completion of Settlement Procedures "A" and "B" below.

                  Subject to the provisions described under the heading "Suspension of Solicitation; Amendment or Supplement" below, the Purchasing Agent will cause such Pricing Supplement, together with a copy of the Prospectus, as most recently amended or supplemented, to accompany each written confirmation of a sale sent to the purchaser of the Notes or his or her agent.

                  Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Delivery of       For each offer to purchase a Note solicited by the Purchasing
Confirmation      Agent and accepted by the Company, the Purchasing Agent will
and Prospectus    issue a written confirmation to the forth the terms of such
to Purchaser      Note and other applicable details purchaser setting described
by Purchasing     above and delivery and payment instructions. In addition,
Agent:            subject to the provisions described under the heading
                  "Suspension of Solicitation; Amendment or Supplement" below, the Purchasing Agent will deliver or cause to be delivered to the purchaser the Prospectus, as most recently amended or supplemented, together with the applicable Pricing Supplement, prior to or together with the earliest of any written offer related to the sale of such Note, delivery of the confirmation of sale or delivery of the Note.

Settlement:       The receipt of immediately available funds by the Company in payment for Notes and the authentication and issuance of the Global Note representing such Notes shall constitute
                  "Settlement" with respect to such Notes. All orders accepted by the Company will be settled generally within three Business
                  Days of the Trade Date pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on a later date, and shall be specified upon acceptance of such offer; PROVIDED, HOWEVER, In all cases the Company will notify the Trustee of the date of Settlement no later than the Business Day following the Trade
                  Date.

                  If Settlement Procedures "A" and "B" below with respect to a particular offer are not completed on or before the respective times set forth under the heading "Settlement Procedures Timetable" below, such offer, if accepted by the Company, will not be settled until the third Business Day following the completion of Settlement Procedures "A" and "B" below or such later date as the purchaser and the Company may agree.

Settlement        In the event of a purchase of Notes by the Purchasing Agent,
Procedures:       as principal, appropriate Settlement details, if different from those set forth below with regard to Notes sold through the Purchasing Agent, acting solely as agent for the Company and not as principal, will be set forth in the applicable
                  Terms Agreement, except that (a) in lieu of delivering the Note Sale Information required in Settlement Procedure "A" below, the details of the terms of such offer will be delivered to the Company in the manner described under the heading "Purchase of Notes by the Purchasing Agent as Principal" above and (b) Settlement Procedure "H" below shall not apply.

                  Settlement Procedures with regard to each Note sold through the Purchasing Agent, acting solely as agent for the Company and not as principal, shall be as follows:

                  A. The Purchasing Agent will promptly communicate to the Company, and confirm in writing (including by facsimile or e-mail transmission), each offer for the purchase of Notes solicited and received by it on an agency basis other than those offers rejected by the Purchasing Agent in the reasonable exercise of its discretion. Such written communication will include the following details of the terms of the offer (the "Note Sale Information"):

                           1.       Principal amount of the purchase;

                           2.       Interest rate;

                           3.       Interest payment dates

                           4. If the Note is redeemable by the Company, the initial redemption date;

                           5. If the Note is subject to repayment at the option of its owner, the optional repayment dates;

                           6. Whether the Note is subject to a survivor's option;

                           7.       Original Issue Date;

                           8.       Stated Maturity Date;

                           9.       Price to public (% of principal amount);

                           10. Purchasing Agent's discount/commission determined pursuant to the Distribution Agreement;

                           11.      Net proceeds to the Company;

                           12.      Trade Date;

                           13. Settlement Date (which shall be the Original Issue Date);

                           14. If a discount Note, the total amount of original issue discount, the yield to maturity and the initial accrual period of original issue discount;

                           15. DTC Participant Number of the institution through which the purchaser will hold the beneficial interest in the Global Note; and

                           16. Such other terms as are necessary to complete the applicable form of Note.

                  In accordance with the procedures described under the heading "Acceptance and Rejection of Orders" above, the Company will notify the Purchasing Agent in writing (including by facsimile or e-mail transmission) whether an offer to purchase Notes has been accepted or rejected, in whole or in part, and, if the offer is accepted, will confirm its agreement with the Note Sale Information (or, in the event of a purchase of Notes by the Purchasing Agent, as principal, its acceptance of the Terms Agreement). To the extent that an offer is accepted by the Company, whether in whole or in part, Settlement Procedures "B" through "M" described below shall apply.

                  B. The Company will confirm the previously assigned CUSIP number to the Global Note representing such Note and then advise the Trustee and the Purchasing Agent in writing (including by facsimile or e-mail transmission) at any time on the same date that the Note Sale Information (or, in the event of a purchase of Notes by the Purchasing Agent, as principal, the Terms Agreement) is delivered to the Company of the assigned CUSIP number to the Global Security representing the Note.

                  C. The Trustee will communicate to DTC and the Purchasing Agent through DTC's Participant Terminal System, a pending deposit message specifying the following Settlement information:

                              1. The Note Sale Information (or, in the event of a purchase of Notes by the Purchasing Agent, as principal, the information set forth in the Terms Agreement);

                              2. The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Purchasing Agent;

                              3. The initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date), and, if then calculated, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Trustee);

                              4.    The CUSIP number of the Global Note
                                    representing such Notes;

                              5.    The frequency of Interest Payment Dates; and

                              6. Whether such Global Note represents any other Notes issued or to be issued (to the extent then known).

                  D. The Company will complete and deliver to the Trustee a Global Note representing such Note in a form that has been approved by the Company, the Purchasing Agent and the Trustee.

                  E. The Trustee will authenticate the Global Note representing such Note and maintain possession of such Global Note.

                  F. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

                  G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to
                           (i) debit such Note to
                           the Trustee's participant account and credit such Note to the participant account of the Purchasing Agent maintained by DTC and (ii) debit the settlement account of the Purchasing Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price to the public of such Note less the Purchasing Agent's commission (or, in the event of a purchase of Notes by the Purchasing Agent, as principal, an amount equal to the price to the public of such Note less the Purchasing Agent's discount). The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

                  H. The Purchasing Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Purchasing Agent's participant account and credit such Note to the participant accounts of the Participants to whom such
                           Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC, in an amount equal to the price to the public of the Note so credited to their accounts.

                  I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                  J. The Trustee will credit to an account of the Company maintained at Bank One: ABA 071000013, funds available for immediate use in an amount equal to the amount credited to the Trustee's DTC participant account in accordance with Settlement Procedure "G".

                  K. The Trustee will send a copy of the Global Note representing such Note by first-class mail to the Company.

                  L. The Purchasing Agent will confirm the purchase of each Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser. In all cases and subject to the provisions described under the heading "Suspension of Solicitation; Amendment or Supplement" below,, the Purchasing Agent will cause the Prospectus, as most recently amended or supplemented, together with the applicable Pricing Supplement, to accompany or precede such confirmation.

                  M. The Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the

                           Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement        In the event of a purchase of Notes by the Purchasing Agent,
Procedures        as principal, appropriate Settlement details, if different
Timetable:        from those details set forth below, will be set forth
                  in the applicable Terms Agreement. For orders of Notes solicited by the Purchasing Agent, acting solely as agent for the Company and not as principal, and accepted by the Company, Settlement Procedures "A" through "M" shall be completed as soon as possible but not later than the respective times (in each case, New York City time) set forth below:

                  SETTLEMENT
                  PROCEDURE        TIME
                  ----------       ----

                      A            The Purchasing Agent will deliver the Note
                                   Sale Information (or, in the event of a
                                   purchase of Notes by the Purchasing Agent,
                                   as principal, the offer to purchase Notes as
                                   principal as described under the heading
                                   "Purchase of Notes by the Purchasing Agent
                                   as Principal" above) by 1:00 p.m. on the
                                   Trade Date. The Company will notify the
                                   Purchasing Agent of acceptance or rejection
                                   by 4:00 p.m. on the Trade Date.
                      B            5:00 p.m. on the Trade Date.
                      C            2:00 p.m. on the Business Day immediately
                                   preceding the Settlement Date.
                      D            12:00 p.m. on the Settlement Date.
                      E            12:30 p.m. on the Settlement Date.
                      F            1:00 p.m. on the Settlement Date.
                      G-H          2:00 p.m. on the Settlement Date.
                      I            4:45 p.m. on the Settlement Date.
                      J-L          5:00 p.m. on the Settlement Date.
                      M            On the first Business Day of each month or
                                   at the request of the Company.

                  NOTE: The Prospectus, as most recently amended or supplemented, together with the applicable Pricing Supplement, must accompany or precede any written confirmation given/sent to the purchaser (Settlement Procedure "L"). Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in accordance with the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                  If Settlement of a Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to        If the Trustee fails to enter an SDFS deliver order with
Settle:           respect to a Note pursuant to Settlement Procedure "G", the
                  Trustee may deliver to DTC, through DTC's Participant Terminal
                  System, as soon as practicable, a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains Notes having the same terms and having a principal amount that is at least equal to the principal amount of such Note to be debited. If withdrawal messages are processed with respect to all the Notes issued or to be issued represented by a Global Note, the Trustee will cancel such Global Note in accordance with the Indenture, make appropriate entries in its records and so advise the Treasury Control Department of the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Notes represented by a single Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Notes to which the withdrawal message relates and shall be cancelled immediately after issuance, and the other of which shall represent the remaining Notes previously represented by the surrendered
                  Global Note and shall bear the CUSIP number of the surrendered
                  Global Note. If the purchase price for any Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Purchasing
                  Agent may enter SDFS deliver orders through DTC's participant
                  Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "H", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. The
                  Purchasing Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it and accepted by the Company.

                  Notwithstanding the foregoing, upon any failure to settle with respect to a Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of Notes that were to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures "E" and "F", for the authentication and issuance of a Global Note representing the other Notes to have been represented by such Global Note and will make appropriate entries in its records.

Procedure         Each time a decision has been reached to change rates, the
for Rate          Company will promptly advise the Purchasing Agent of the
Changes:          new rates, who will forthwith suspend solicitation of
                  purchases of Notes at the prior rates. The Purchasing Agent shall telephone the Company with recommendations as to the changed interest rates.

Suspension of     The Company reserves the right, in its sole discretion, to
Solicitation;     suspend solicitation of offers for the purchase of Notes
Amendment or      through the Purchasing Agent, as an agent of the Company,
Supplement:       time or permanently. As soon as practicable after receipt of instructions from the Company, but in any event not later than one Business Day after receipt of such instructions from the Company, the Purchasing Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised the Purchasing Agent that such solicitation may be resumed. In the event that at the time the Purchasing Agent suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will, consistent with its obligations under the Distribution
                  Agreement, promptly advise the Purchasing Agent whether such orders may be settled and whether copies of the Prospectus, as in effect at the time of the suspension, together with the applicable Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Trustee Not to    Nothing herein shall be deemed to require the Trustee to risk
Risk Funds:       or expend its own funds in connection with any payment to the
                  Company, or the Purchasing Agent or the purchasers, it being understood by all parities that payments made by the Trustee to either the Company or the Purchasing Agent shall be made only to the extent that funds are provided to the Trustee for such purpose.

Advertising:      The Company shall have the sole right to approve in advance the form and substance of any advertising the Purchasing Agent may propose to initiate in connection with the Purchasing
                  Agent's solicitation of offers to purchase the Notes.

                                                                       EXHIBIT D


                      FORM OF OPINION OF COMPANY'S COUNSEL
                   TO BE DELIVERED PURSUANT TO SECTION 5(b)(1)


         (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (2) The Company has corporate power and authority to own its properties and to conduct its business as described in the Prospectus and to enter into the Distribution Agreement and consummate the transactions contemplated thereby.

         (3) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

         (4) The Distribution Agreement has been duly authorized, executed and delivered by the Company.

         (5) The Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (6) The Program has been duly authorized by the Company and the Notes, when duly authorized, issued, authenticated and delivered in the manner provided for in the Indenture (assuming due authorization, execution and delivery of the Indenture by the Trustee and the authentication of the Notes by the Trustee) and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and each registered holder of the Notes will be entitled to the benefits of the Indenture, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (7) The Indenture and the Notes conform in all material respects to the descriptions thereof contained in the Prospectus and are substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

         (8) The statements in the Prospectus under "Description of Debt Securities" and "Description of the Notes" and the statements in the Registration Statement in Item 15, insofar as such statements constitute a summary of the terms of the Notes, legal matters, documents or proceedings referred to therein, fairly present the information relating to such terms, legal matters, documents or proceedings.

         (9) The Company is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me, which is material to the Company and its consolidated subsidiaries, taken as a whole, and to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which is material to the Company and its consolidated subsidiaries, taken as a whole, except for violations and defaults which individually or in the aggregate would not result in a Material Adverse Effect; and the execution, delivery and performance by the Company of its obligations under the Distribution Agreement, the Indenture and the Notes and the consummation of the transactions contemplated in the Distribution Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me, which is material to the Company and its consolidated subsidiaries, taken as a whole, and to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which is material to the Company and its consolidated subsidiaries, taken as a whole, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, its Significant Subsidiaries or any of their respective property or assets.

         (10) To the best of my knowledge and other than as set forth or contemplated in the Prospectus or the documents incorporated by reference therein, there are no legal or governmental proceedings pending or threatened to which the Company is or is reasonably likely to become a party or to which any property or assets of the Company is reasonably likely to become the subject, that, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Distribution Agreement or the performance by the Company of its obligations thereunder.

         (11) I do not know of any contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described therein or filed therewith or incorporated by reference therein as so required.

         (12) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) (other than the filing of any Pricing Supplement) has been made in the manner and within the time period required by Rule 424(b); and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are threatened by the Commission.

         (13) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements, supporting schedules and other financial data included therein or omitted therefrom and the Form T-1, as to which I express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (14) The documents incorporated by reference in the Prospectus (other than the financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which I express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

         (15)     The Indenture has been duly qualified under the 1939 Act.

         (16) The Company is not, and upon the issuance and sale of the Notes and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Advisers Act of 1940, as amended.

         (17) No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by the Company of its obligations under the Distribution Agreement, the Indenture and the Notes, except such filings, approvals, authorizations, consents, licenses, registrations, qualifications, orders or decrees as have been obtained under the 1933 Act and the 1939 Act and as may be required under state securities or blue sky laws in connection with the issuance and sale of the Notes and except for the filing of any Pricing Supplement under the 1933 Act.

         Nothing has come to my attention that would lead me to believe that:
(a) as of July 10, 2002, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(b) as of the date hereof, either the Registration Statement or the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, with respect to the Prospectus in the light of the circumstances under which they were made, not misleading. I express no opinion or belief as to the financial statements, including the notes and schedules thereto, or any other financial data set forth or referred to in the Registration Statement or the Prospectus or omitted from the Registration Statement or the Prospectus or as to the Form T-1.

         In rendering my opinion, I may rely (i) as to matters of fact (but not as to legal conclusions), to the extent I deem proper, on certificates of responsible officers of the Company and public officials and (ii) as to the enforceability under New York law of the Indenture and the Notes against the Company, to the extent that I have deemed proper, on the advice of attorneys retained by the Company.

                                                                       EXHIBIT E



                       FORM OF ACCOUNTANT'S COMFORT LETTER
                            PURSUANT TO SECTION 5(d)

         We are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations and:

                  (i) in our opinion, the audited consolidated financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

                  (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the [three- month periods ended _________, 19__ and _________, 19__, the three- and six-month periods ended _________, 19__ and _________, 19__ and the three- and nine-month periods ended _________, 19__ and _________, 19__, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")] [, a reading of the unaudited interim consolidated financial statements of the Company for the _____-month periods ended _________, 19___ and _________, 19___, included or incorporated by reference in the Registration Statement and the Prospectus (the "_____-month financials")] [, a reading of the latest available unaudited interim consolidated financial statements of the Company], a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and committees thereof since [day after end of last audited period], inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the [description of relevant periods] and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                           (A) the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

                           [(B)     the _____-month financials included or
                  incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]

                           (C)      at [_________, 19___ and at] a specified
                  date not more than five days prior to the date hereof, was any change in the ___________ of the Company and its there subsidiaries, any decrease in the __________ of the Company and its subsidiaries or any increase in the __________ of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except in each case for any changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

                           (D) for the period from [_________, 19__ to _________, 19__ and for the period from] _________, 19__
                  to a specified date not more than five days prior to the date hereof, there was any decrease in _________, __________ or ___________, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur;

                  [(iii)   based upon the procedures set forth in clause (ii)
         above and a reading of the Selected Financial Data included or incorporated by reference in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived], nothing came to our attention that caused us to believe that the Selected Financial Data included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included or incorporated by reference in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles;]

                  (iv) we have compared the information included or incorporated by reference in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that such information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

                  [(v)     based upon the procedures set forth in clause (ii)
         above, a reading of the latest available unaudited financial statements of the Company that have not been included or incorporated by reference in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for ________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements;]

                  [(vi)    we are unable to and do not express any opinion on
         the [Pro Forma Combined Balance Sheet and Statement of Operations] (collectively, the "Pro Forma Statements") included or incorporated by reference in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statements; however, for purposes of this letter we have:

                  (A)      read the Pro Forma Statements;

                           (B) performed [an audit] [a review in accordance with SAS 71] of the financial statements to which the pro forma adjustments were applied;

                           (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                           (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statements; and
         on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;]

                  (vii)    in addition to the procedures referred to in clause
             (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information included or incorporated by reference in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company; and

                  [(viii)  in addition, we [add comfort on a financial forecast that is included or incorporated by reference in the Registration Statement and the Prospectus].